Exhibit 99.1

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Delta Reports Financial and Operating Performance for December 2013

ATLANTA, Jan. 3, 2014 – Delta Air Lines (NYSE: DAL) today reported financial and operating performance for December 2013.

Consolidated passenger unit revenue (PRASM) for the month of December increased 10.0% year over year driven by continuing strong demand and benefits from the timing of the Thanksgiving holiday.

Delta completed 99.6 percent of its flights in December and ran an on-time arrival rate of 79.5 percent.

The company’s financial and operating performance is detailed below.

Preliminary Financial and Operating Results
December consolidated PRASM change year over year	10.0%
Projected December quarter fuel price per gallon, adjusted	$3.00 - $3.05
December mainline completion factor	99.6%
December on-time performance (preliminary DOT A14)	79.5%

Note: Fuel price includes taxes, transportation, settled hedges, hedge premiums and refinery impact, but excludes mark to market adjustments on open hedges.

Delta Air Lines serves nearly 165 million customers each year. Delta was named by Fortune magazine as the most admired airline worldwide in its 2013 World’s Most Admired Companies airline industry list, topping the list for the second time in three years. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 322 destinations in 59 countries on six continents. Headquartered in Atlanta, Delta employs nearly 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with hubs in Amsterdam, Atlanta, Cincinnati, Detroit, Minneapolis-St. Paul, New York-LaGuardia, New York-JFK, Paris-Charles de Gaulle, Salt Lake City and Tokyo-Narita. Delta is investing more than $3 billion in airport facilities and global products, services and technology to enhance the customer experience in the air and on the ground. Additional information is available on delta.com, Twitter @Delta, Google.com/+Delta, Facebook.com/delta and Delta’s blog takingoff.delta.com.

Forward Looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of posting collateral in connection with our fuel hedge contracts; the impact of significant funding obligations with respect to defined benefit pension plans; the impact that our indebtedness may have on our financial and operating activities and our ability to incur additional debt; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub airports; our dependence on technology in our operations; disruptions or security breaches of our information technology infrastructure; the ability of our credit card processors to take significant holdbacks in certain circumstances; the possible effects of accidents involving our aircraft; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at the Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain management and key employees; our ability to use net operating losses to offset future taxable income; competitive conditions in the airline industry; the effects of extensive government regulation on our business; the effects of terrorist attacks; the effects of the rapid spread of contagious illnesses; and the costs associated with insurance.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2012 and our quarterly report on Form 10-Q for the quarterly period ended September 30, 2013.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of January 3, 2014, and which we have no current intention to update.

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	Monthly Traffic Results (a)					Year to Date Traffic Results (a)

	Dec 2013	Dec 2012	Change			Dec 2013	Dec 2012	Change

RPMs (000):
Domestic	9,434,131	8,745,715	7.9%			114,652,740	114,692,138	(0.0%	)
Delta Mainline	7,673,560	7,043,866	8.9%			92,789,089	91,468,660	1.4%
Regional	1,760,571	1,701,849	3.5%			21,863,651	23,223,478	(5.9%	)
International	6,353,075	6,016,864	5.6%			80,317,771	78,281,985	2.6%
Latin America	1,483,980	1,276,849	16.2%			15,351,889	13,778,843	11.4%
Delta Mainline	1,458,639	1,260,747	15.7%			15,148,208	13,611,910	11.3%
Regional	25,341	16,102	57.4%			203,681	166,933	22.0%
Atlantic	2,840,965	2,750,470	3.3%			40,233,076	39,920,372	0.8%
Pacific	2,028,130	1,989,545	1.9%			24,732,806	24,582,770	0.6%
Total System	15,787,206	14,762,579	6.9%			194,970,511	192,974,123	1.0%

ASMs (000):
Domestic	11,113,796	10,733,406	3.5%			137,989,838	136,485,550	1.1%
Delta Mainline	8,912,988	8,544,611	4.3%			109,718,045	107,184,875	2.4%
Regional	2,200,808	2,188,795	0.5%			28,271,793	29,300,675	(3.5%	)
International	7,406,168	7,107,183	4.2%			94,745,955	93,929,889	0.9%
Latin America	1,740,271	1,537,193	13.2%			18,279,674	16,883,549	8.3%
Delta Mainline	1,709,566	1,516,779	12.7%			18,019,064	16,641,107	8.3%
Regional	30,705	20,414	50.4%			260,610	242,442	7.5%
Atlantic	3,314,170	3,240,902	2.3%			47,167,218	47,485,424	(0.7%	)
Pacific	2,351,727	2,329,088	1.0%			29,299,063	29,560,916	(0.9%	)
Total System	18,519,964	17,840,589	3.8%			232,735,793	230,415,439	1.0%

Load Factor:
Domestic	84.9%	81.5%	3.4		pts	83.1%	84.0%	(0.9)		pts
Delta Mainline	86.1%	82.4%	3.7		pts	84.6%	85.3%	(0.7)		pts
Regional	80.0%	77.8%	2.2		pts	77.3%	79.3%	(2.0)		pts
International	85.8%	84.7%	1.1		pts	84.8%	83.3%	1.5		pts
Latin America	85.3%	83.1%	2.2		pts	84.0%	81.6%	2.4		pts
Delta Mainline	85.3%	83.1%	2.2		pts	84.1%	81.8%	2.3		pts
Regional	82.5%	78.9%	3.6		pts	78.2%	68.9%	9.3		pts
Atlantic	85.7%	84.9%	0.8		pts	85.3%	84.1%	1.2		pts
Pacific	86.2%	85.4%	0.8		pts	84.4%	83.2%	1.2		pts
Total System	85.2%	82.7%	2.5		pts	83.8%	83.8%	0.0		pts

Mainline Completion Factor	99.6%	99.7%	(0.1)		pts

Passengers Boarded	13,360,396	12,469,381	7.1%			164,656,327	164,591,330	0.0%

Cargo Ton Miles (000):	189,230	192,697	(1.8%	)		2,350,971	2,385,084	(1.4%	)

a  Results include flights operated under contract carrier arrangements

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Non-GAAP Reconciliation

Delta sometimes uses information ("non-GAAP financial measures") that is derived from our Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Delta excludes mark-to-market adjustments for fuel hedges recorded in periods other than the settlement period ("MTM adjustments") from average price per fuel gallon because excluding these adjustments allows investors to better understand and analyze Delta’s costs for the periods reported. MTM adjustments are based on market prices as of the end of the reporting period for contracts settling in future periods. Such market prices are not necessarily indicative of the actual future value of the underlying hedge in the contract settlement period.

Average Fuel Price Per Gallon

Consolidated	(Projected) Three Months Ended, December 31, 2013
Average price per fuel gallon	$2.89 to $2.94
MTM adjustments	0.11
Average price per fuel gallon, adjusted	$3.00 to $3.05

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